SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)  February 8, 2000
                                                  -----------------

                        CONCENTRA OPERATING CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


      Nevada                   001-15699                    75-2822620
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(State or Other Jurisdiction    (Commission              (I.R.S. Employer
 of Incorporation)               File Number)             Identification No.)


312 Union Wharf, Boston, Massachusetts                       02109
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(Address of Principal Executive Offices)                     (Zip Code)




Registrant's telephone number, including area code  (617)367-2163
                                                    -------------



                                 Not applicable
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         (Former Name or Former Address, if Changed Since Last Report)



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Item 5.  Other Events.

         On February 8, 2000, the Company issued a press relaease with respect to financial results for the fourth quarter of 1999. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits.

         99.1     Press Release, dated February 8, 2000.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            CONCENTRA OPERATING CORPORATION



                                            By:  /s/ RICHARD A. PARR II
                                                ---------------------------
                                                     Richard A. Parr II
                                                     Executive Vice President
                                                       and General Counsel

Date: February 17, 2000


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                                 EXHIBIT INDEX


                                                              Sequentially
Exhibit                                                       Numbered
Number            Exhibit                                     Page
-------           -------                                     ------------

99.1              Press Release, dated February 8, 2000.           6